Commitments and Contingencies	6 Months Ended
Jun. 30, 2017
Commitments and Contingencies [Abstract]
Commitments and Contingencies
15. Commitments and Contingencies:
15.1 Legal proceedings
Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the offshore drilling business.
As part of the Company's normal course of operations, the Company's customer may disagree on amounts due to the Company under the provision of the contracts which are normally settled through negotiations with the customer. Disputed amounts are normally reflected in revenues at such time as the Company reaches agreement with the customer on the amounts due.
OCR Falklands Drilling Inc., a subsidiary of the Company, commenced arbitration proceedings against Premier Oil Plc. and Noble Energy Falklands Ltd. for terminating the contract on February 12, 2016, for the drilling unit Eirik Raude. Subsequently, the parties reached a commercial agreement to amicably settle this matter and a Settlement Agreement dated February 6, 2017, was entered into among the parties.
HPOR Servicos De Consultaria Ltda ("HPOR") on September 1, 2016, commenced arbitration proceedings against, amongst others, the Company seeking payment of certain commissions that HPOR is alleging were due by, amongst others, the Company for certain agency and marketing services provided for the Ocean Rig Mykonos and the Ocean Rig Corcovado drilling units. The Company is disputing such allegations and has counterclaimed repayment of the commission already paid to HPOR.
On March 7, 2016, two of the Company's subsidiaries commenced arbitration proceedings against Total E&P Angola for the termination of the contract with the drilling unit Ocean Rig Olympia.
On December 22, 2016, Mayze Services Limited ("Mayze") issued a claim before the English High Court of Justice against the Company and others seeking payment of GBP 5,230,074.13 in respect of fees allegedly owed in connection with marketing services provided by Mayze to the Company. We are in the process of defending these proceedings.
On August 31, 2017, a lawsuit was filed in the High Court of the Republic of the Marshall Islands (Civil Action No. 2017-198) by certain of the Company's creditors against, among others, two subsidiaries of the Company, two of the Company's executive officers, the Company's manager TMS Offshore Services Ltd. and other parties. The complaint alleges nine causes of action, including claims for avoidance and recovery of actual and/or constructive fraudulent conveyances under common law or 6 Del. Code §§ 1304(A)(1), 1305, 1307, and 1308; aiding and abetting fraudulent conveyances; and declaratory judgment under 30 MIRC § 202.  We will respond to the complaint by the appropriate deadline to be set in the future. The Company and its management believe that the complaint is without merit and plan to vigorously defend ourselves against the allegations.
Except for the matters discussed above, the Company is not a party to any material litigation where claims or counterclaims have been filed against the Company other than routine legal proceedings incidental to its business.
15.2 Purchase Obligations:
The following table sets forth the Company's contractual purchase obligations for the Ocean Rig Santorini and the Ocean Rig Crete, as of June 30, 2017.
	2018	2019	Total
Drilling units building contracts	$417,931	520,165	$938,096
Total obligations	$417,931	520,165	$938,096